UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 20, 2024

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

2750 Premiere Pkwy., Suite 100, Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

(678) 775-6900
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Large accelerated filer	Accelerated filer	Non-accelerated filer	Smaller reporting company	Emerging growth company
☐	☒	☐	☒	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	DLA	NYSE American

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Delta Apparel, Inc. (the "Company") held its annual meeting of shareholders on February 20, 2024 (the "Annual Meeting").  The Company received proxies totaling 85.46% of its issued and outstanding shares of common stock, representing 5,983,316 shares of common stock, as of the record date.  At the Annual Meeting, the shareholders voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 8, 2024, and the results of the voting are presented below.

		For	Against	Withheld	Broker Non-Vote
1	Election of Directors
	Anita D. Britt	4,850,719	83,367	870	1,048,360
	Timothy E. Brog	4,447,870	486,180	906	1,048,360
	J. Bradley Campbell	4,481,643	452,363	950	1,048,360
	Dr. Bill C. Hardgrave	4,570,469	363,581	906	1,048,360
	Glenda E. Hood	4,545,843	388,243	870	1,048,360
	Robert W. Humphreys	4,569,018	365,032	906	1,048,360
	Sonya E. Medina	4,617,777	316,265	914	1,048,360
	A. Alexander Taylor, II	4,506,683	427,367	906	1,048,360
	David G. Whalen	4,563,969	370,081	906	1,048,360

Each of the director nominees was elected, by the above-indicated votes, to serve on the Delta Apparel, Inc. Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified.

		For	Against	Abstain	Broker Non-Vote
2	Approval of Executive Compensation on an Advisory Basis	4,893,553	32,522	8,881	1,048,360

 The compensation of the Company's named executive officers was approved, on a non-binding advisory basis, by the above-indicated votes.

		For	Against	Abstain	Broker Non-Vote
3	Ratification of the Appointment of Ernst & Young, LLP as Independent Registered Public Accounting Firm for Fiscal Year 2024	5,699,858	283,118	340	0

Ernst & Young, LLP was ratified as the Company's independent registered public accounting firm for the Company's 2024 fiscal year by the above-indicated votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	February 26, 2024	/s/ Lauren S. Chang
Lauren S. Chang
Deputy General Counsel and Corporate Secretary